1290 FUNDS®

SUPPLEMENT DATED AUGUST 15, 2018 TO THE PROSPECTUS DATED MARCH 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated March 1, 2018, as supplemented, of 1290 Funds (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, Summary Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to1290Funds@mediantonline.com, or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the expense limitation arrangements for certain of the Funds of the Trust.

Effective October 1, 2018, the section of the Prospectus entitled “More Information on Fees and Expenses” is revised to include the following information:

Voluntary Expense Limitation

The Adviser has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Funds listed below so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Voluntary Expense Limitation Provisions*

Fund	Total Annual Operating Expenses Limited to (% of average daily net assets)
	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 DoubleLine Dynamic Allocation**	0.95%	0.95%	0.95%	0.95%
1290 High Yield	0.75%	0.75%	0.75%	0.75%
1290 Convertible Securities	1.00%	1.00%	1.00%	1.00%
*	Voluntary waivers may be reduced or discontinued at any time without notice.
**	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

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